John Hancock Funds

Financial
Industries
Fund

SEMI-ANNUAL REPORT

April 30, 1997



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.




By James K. Schmidt, CFA, and Thomas Finucane,
Co-Portfolio Managers

John Hancock
Financial Industries Fund

Financial stocks soften in nervous market; earnings fundamentals stay intact despite rising rates

On the heels of a strong 1996, the stock market continued its upward march for the first two months of 1997, only to meet a stiff headwind of inflationary concern and rising interest rates in mid-March. In 1996, investors had basked in the glow of a slow-growth economy with stable interest rates. But early in 1997, the engine of economic growth began to overheat and the Federal Reserve moved toward a more restrictive monetary policy to pre-empt inflation. The stock market reacted with a series of gyrations, first giving back most of its gains for the year and then moving to new highs. The advances were restricted, however, mostly to a narrow range of large-company stocks. For the six months ended April 30, the broader market, as measured by the Standard & Poor's 500 Stock Index returned 14.71%.

"Financial
stocks were
not immune
to rising
interest
rates..."

A 2 1/4" x 3 3/4" photo of the portfolio management team. Caption reads:
"James K. Schmidt (seated) and Fund management team members: (l-r) James Boyd, Thomas Finucane, Patricia Ouimet, Gerard Cronin."

Financial stocks were not immune to rising interest rates and the market's volatility, especially in the latter part of the period. For the six months ended April 30, 1997, John Hancock Financial Industries Fund's Class A shares posted a total return of 8.61% at net asset value, compared with the 14.35% return for the average financial services fund, according to Lipper Analytical Services, Inc.1 The Fund's Class B shares began on January 14, 1997, and for the three months from inception through April 30, 1997, they returned -1.40% at net asset value.Please see pages seven and eight for longer-term performance information. We attribute the Fund's underperformance primarily to two factors. The first was the higher than usual level of cash earlier in the period, as this one-year-old Fund's assets have been growing rapidly and we have been adding holdings to the portfolio selectively. The second was due to the Fund's strong concentration in the larger banks and consumer loan companies, both of which were especially affected in the March and April downturn.

Chart with heading "Top Five Common Stock Holdings" at top left hand column. The chart lists five holdings: 1) American Express 1.9% 2) Alex Brown 1.8% 3) Citicorp 1.8% 4) General Re Corp. 1.8% 5) Fannie Mae 1.7%. A footnote below reads: "As a percentage of net assets on April 30, 1997."

"In 1997,
our model
forecasts
10% earnings
growth over
1996."

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment" and the header for the right column is "Recent performance...and what's behind the numbers." The first listing is Allmerica Financial followed by an up arrow and the phrase "Interesting and inexpensive restructuring story." the second listing is First USA followed by an up arrow and the phrase "recent takeover by BancOne." The third listing is Aames Financial followed by a down arrow and the phrase "Market shuns sub-prime mortgage lenders." Footnote below reads "See "schedule of Investments." Investment holdings are subject to change."

Looking forward, we believe it is likely that the Fed will need to increase rates in the near future to curb inflation. As rates move up, investors invariably sell financial stocks on the assumption that higher rates have a negative impact on company earnings. We find this behavior mistaken, since in recent years financial companies have been able to adjust their levels of interest income and their interest costs in lock step, thereby keeping earnings on track.

Earnings trend upward

In 1996, results for the financial sector were strong. Banks and thrifts once again shattered prior records; brokers and asset managers were buoyed by vibrant debt and equity activity, and insurance companies benefited from more favorable underwriting and additional cost cutting. The macroeconomic triple play of moderate growth, low inflation and stable interest rates drove earnings-per-share above consensus estimates. On average, companies reported wider margins, stable overhead levels and lower share counts due to stock repurchases. Consumer credit costs, mostly due to elevated levels of problem loans in bank and finance company portfolios, rose moderately off an unsustainably low base and had little impact on bottom line profitability. In 1997, our model forecasts 10% earnings growth over 1996. Recently released first quarter reports corroborate this thesis as the 1996 trends continue: wide spreads between interest income and interest costs (despite rising rates), controlled expenses and share repurchases all are driving earnings-per-share.

After strong earnings momentum and price strength drove financial stocks to new highs by early March, the recent downturn has cooled down the price-to-earnings ratios (a measure of what you're paying for earnings growth). Banks, asset managers and finance companies, the leaders of the upward charge, have corrected to more reasonable levels while most insurance stocks remained inexpensively valued throughout. Only the brokerage stocks, helped by both real and rumored acquisition activity, have kept lofty valuations.

Bar chart with heading "Fund Performance" at top of left hand column.
The chart is scaled in increments of 2% with 16% at the top and -2% at the bottom. Within the chart there are three solid bars. The first represents the 8.61% total return for John Hancock Financial Industries
Fund: Class A. The second represents the -1.40% return for John Hancock Financial Industries Fund: Class B. There is an asterisk (*) next to the -1.40%. The third represents the 14.35% total return for the Average financial services fund. Footnote below reads: "Total returns for John Hancock Financial Industries Fund are at net asset value with all distributions reinvested. For class A shares and the average financial services fund, returns are for the six months ended April 30, 1997. The average financial services fund is tracked by Lipper Analytical
Services, Inc. (1) See pages 7 and 8 for historical performance information. *For class B shares, return is from January 14, 1997 through April 30, 1997."

The consolidation process keeps going and going

Since its March 1996 inception, nine of the Fund's holdings have announced mergers. These deals have been spread across several industries, including banks buying thrifts, banks buying brokers and brokers buying each other. A major transaction of note is Bankers Trust's purchase of Alex Brown, one of the Fund's brokerage holdings. This deal is the first example of a bank taking advantage of newly-relaxed regulations governing securities activities. As we predicted, on March 1 the Federal Reserve allowed banks to derive 25% of their business from underwriting stocks and bonds, up from the prior 10% limit. Thus, without any legislative modification to current Glass-Steagall rules which separate banks and brokerage firms from getting into each other's business, banks have found themselves an easy back-door entree to the securities business. We expect the majority of the publicly traded brokerage firms to be acquired by the major commercial banks during the next five years. In our view, the ongoing consolidation and homogenization of the financial services industry will continue into the future. In fact, this theme is one of the driving forces behind John Hancock Financial Industries Fund.

"...consolida-
tion and
homogeniza-
tion of the
financial
services
industry will
continue..."

Investment concept

The motivation for starting the Fund sprang from the success we have had with John Hancock Regional Bank Fund. That fund was started in October 1985 to benefit from investing in the banking industry just before the enactment of regulatory changes that would bring forth many years of restructuring and consolidation. Over the next dozen years, national interstate banking was gradually introduced, indeed resulting in an extraordinary number of profitable investment opportunities. Although the consolidation of the banking industry will continue to play out for at least a dozen more years, any further deregulation will take a new direction; instead of geographic deregulation, we expect product deregulation. Specifically, we think that the laws separating banking from other forms of commerce will break down. This has already happened to some extent within the last year as banks have been given limited rights to distribute insurance, and their ability to earn income from investment banking activities has been expanded. We think the trend is toward a repeal or substantial alteration of the Glass-Steagall Act, thereby allowing a single corporate entity to operate a bank, securities broker, insurer or finance company.

"...our
long-term
outlook for
the financial
industries
sector
is very
positive."

Many bankers long to be in these other businesses because of the growth possibilities they offer. In some cases, shareholders of banks will be rewarded as their institutions are able to earn satisfactory returns in a new area. It will be more common, however, for shareholders of the non-bank financial institutions to be the beneficiaries of this cross industry consolidation. There are several sub-industries within the financial area, such as securities brokerage, investment management and finance, where successful companies attain returns on equity and earnings growth rates far higher than are typical in the banking industry. As attractive as these businesses may appear, they are highly competitive and offer a higher degree of risk. Moreover, most banks are ill-suited culturally to be top-notch players in these new businesses. The hierarchical organization that is prevalent in banking is quite different from the flatter, more entrepreneurial structure that is the rule at other financial companies. The banking organization, which is stereotypically bureaucratic and where rewards are a function of management status rather than the production of business, is an impediment to attracting and retaining many talented financial professionals.

Consequently, major banks that want to attain a significant presence in other financial industries will find it more expedient to buy successful organizations than to build them internally. This process is likely to benefit shareholders of the non-bank financial companies more than those of the banks. Therefore, we think that the best way to "play" financial deregulation is through a Fund that invests in a broad spectrum of financial companies.

Outlook

As we have discussed, our long-term outlook for the financial industries sector is very positive. For the moment, financial stocks are currently in limbo as the market ponders the possibility of additional interest rate rises and evaluates first quarter earnings. But if our macroeconomic forecast of moderate rate hikes putting the brakes on economic growth and bringing it back under 3% in the second half of 1997 holds true, then earnings for the group should grow 10% in 1997. Under this scenario, the financials are inexpensive. The biggest threat to the sector would be if economic growth peters out and problem loans increase. But we see no signs of that occurring and that bodes well for financial stocks.
----------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Financial Industries Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent-deferred sales charge for Class B shares (5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for risks associated with industry segment investing.

CUMULATIVE TOTAL RETURNS

For the period ended March 31, 1997

                                      ONE        LIFE OF
                                      YEAR        FUND
                                     -------   ---------
John Hancock Financial
Industries Fund: Class A             23.57%      30.06%(1)
John Hancock Financial
Industries Fund: Class B                N/A      (8.91%)(2)

AVERAGE ANNUAL TOTAL RETURNS

For the period ended March 31, 1997

                                      ONE        LIFE OF
                                      YEAR        FUND
                                     -------   ---------
John Hancock Financial
Industries Fund: Class A(3)          23.57%      28.70%(1)
John Hancock Financial
Industries Fund: Class B(3)             N/A      (8.91%)(2)

Notes to Performance

(1) Class A shares commenced on March 14, 1996.
(2) Class B shares commenced on January 14, 1997.
(3) The Adviser had agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets, including the management fee (but not including a 12b-1 fee or other class specific expenses). Without the limitations of expenses, the average annual total return for the one-year and since inception periods would have been 23.13% and 24.95% for Class A shares and (9.09%) since inception for Class B shares.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The chart on the right shows how much a $10,000 investment in the John Hancock Financial Industries Fund would be worth on April 30, 1997, assuming you had invested on the day shares started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.

Financial Industries Fund
Class A shares

Line chart with the heading Financial Industries Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Financial Industries Fund, before sales charge, and is equal to $14,094 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Financial Industries Fund, after sales charge, on March 14, 1996, and is equal to $13,390 as of April 30, 1997. The third line represents the value of the Standard & Poor's 500 Stock Index and is equal to $12,819 as of April 30, 1997.


Financial Industries
Class B shares

Line chart with the heading Financial Industries Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $10,818 as of April 30, 1997. The second line represents the Financial Industries Fund, before sales charge, and is equal to $9,860 as of April 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Financial Industries Fund, after sales charge, on January 14, 1997, and is equal to $9,367 as of April 30, 1997.




The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997.
You'll also find the net asset value for each share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
-----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $448,107,248)                        $436,812,526
Joint repurchase agreement (cost - $66,397,000)              66,397,000
Corporate savings account                                        15,550
                                                          -------------
                                                            503,225,076
Foreign cash, at value (cost $1,675,005)                      1,645,953
Receivable for investments sold                               1,235,449
Receivable for shares sold                                    8,988,908
Dividends receivable                                            656,703
Interest receivable                                              11,638
Foreign tax receivable                                           19,772
Deferred organization expense - Note A                           19,716
                                                          -------------
Total Assets                                                515,803,215
-----------------------------------------------------------------------
Liabilities:
Payable for investments purchased                            19,132,321
Payable for shares repurchased                                   77,276
Payable for open forward foreign currency
exchange contracts bought - Note A                                1,710
Payable to John Hancock Advisers, Inc
and affiliates - Note B                                         187,449
Accounts payable and accrued expenses                           217,192
                                                          -------------
Total Liabilities                                            19,615,948
-----------------------------------------------------------------------
Net Assets:
Capital paid-in                                             510,041,998
Accumulated net realized loss on investments and
foreign currency transactions                                (3,260,842)
Net unrealized depreciation of investments and
foreign currency transactions                               (11,303,204)
Undistributed net investment income                             709,315
                                                          -------------
Net Assets                                                 $496,187,267
=======================================================================

Net Asset Value Per Share:
(Based on net asset value and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value, respectively)
Class A - $123,612,356 / 10,944,646                              $11.29
=======================================================================
Class B - $372,574,911 / 33,059,546                              $11.27
=======================================================================
Maximum Offering Price Per Share*
Class A - ($11.29  x 105.26%)                                    $11.88
=======================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
-----------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes of $39,368)      $1,379,256
Interest                                                        619,597
                                                          -------------
                                                              1,998,853
                                                          -------------
Expenses:
Investment management fee - Note B                              597,614
Distribution and service fee - Note B
Class A                                                          56,659
Class B                                                         558,155
Registration and filing fees                                    228,211
Transfer agent fee - Note B                                     218,504
Custodian fee                                                    62,693
Auditing fee                                                     14,381
Financial services fee - Note B                                  14,006
Printing                                                         13,142
Organization expense - Note A                                     2,525
Miscellaneous                                                     2,252
Legal fees                                                        1,796
Trustees' fees                                                      441
                                                          -------------
Total Expenses                                                1,770,379
-----------------------------------------------------------------------
Less expense reductions -
Note B                                                         (481,406)
-----------------------------------------------------------------------
Net Expenses                                                  1,288,973
-----------------------------------------------------------------------
Net Investment Income                                           709,880
-----------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized loss on investments sold                        (3,257,228)
Net realized loss on foreign currency transactions               (3,614)
Change in net unrealized appreciation/depreciation
of investments                                              (11,423,108)
Change in net unrealized appreciation/depreciation
of foreign currency transactions                                 (8,482)
                                                          -------------
Net Realized and Unrealized
Loss on Investments                                         (14,692,432)
-----------------------------------------------------------------------
Net Decrease in Net Assets
Resulting from Operations                                  ($13,982,552)
=======================================================================

See notes to financial statements.





Statement of Changes in Net Assets

                                                                                                                SIX MONTHS ENDED
                                                                                                  PERIOD ENDED    APRIL 30, 1997
                                                                                               OCTOBER 31, 1996**  (UNAUDITED)
                                                                                               ----------------  -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                                    $1,763       $709,880
Net realized gain (loss) on investments sold and foreign currency transactions                           53,536     (3,260,842)
Change in net unrealized appreciation/depreciation of investments and foreign
currency transactions                                                                                   128,386    (11,431,590)
                                                                                                  -------------  -------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                         183,685    (13,982,552)
                                                                                                  -------------  -------------
Distributions to Shareholders:
Dividends from net investment income
Class A** - (none and $0.0283 per share, respectively)                                                       --         (2,341)
Distributions from net realized gain on investments sold
Class A** - (none and $0.6466 per share, respectively)                                                       --        (53,523)
                                                                                                  -------------  -------------
Total Distributions to Shareholders                                                                          --        (55,864)
                                                                                                  -------------  -------------
From Fund Share Transactions - Net*                                                                     211,607    509,330,391
                                                                                                  -------------  -------------
Net Assets:
Beginning of period                                                                                     500,000        895,292
                                                                                                  -------------  -------------
End of period (including undistributed net investment income
of $1,776 and $709,315, respectively)                                                                  $895,292   $496,187,267
                                                                                                  =============  =============

* Analysis of Fund Share Transactions:                                                                   SIX MONTHS ENDED
                                                                             PERIOD ENDED                 APRIL 30, 1997
                                                                           OCTOBER 31, 1996**               (UNAUDITED)
                                                                     ---------------------------  ----------------------------
                                                                         SHARES        AMOUNT        SHARES         AMOUNT
                                                                     ------------- -------------  -------------  -------------
CLASS A
Shares sold                                                                 31,545      $301,830     11,339,472   $131,621,379
Shares issued to shareholders in reinvestment of distributions                  --            --          1,484         16,403
                                                                     ------------- -------------  -------------  -------------
                                                                            31,545       301,830     11,340,956    131,637,782
Less shares repurchased                                                     (9,232)      (90,223)      (477,447)    (5,412,763)
                                                                     ------------- -------------  -------------  -------------
Net increase                                                                22,313      $211,607     10,863,509   $126,225,019
                                                                     ============= =============  =============  =============
CLASS B ***
Shares sold                                                                                          33,463,470   $387,660,910
Less shares repurchased                                                                                (403,924)    (4,555,538)
                                                                                                  -------------  -------------
Net increase                                                                                         33,059,546   $383,105,372
                                                                                                  =============  =============

**  Class A shares commenced operations on March 14, 1996.
*** Class B shares commenced operations on January 14, 1997.


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold and repurchased during the period, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                                      SIX MONTHS ENDED
                                                                   PERIOD ENDED         APRIL 30, 1997
                                                                 OCTOBER 31, 1996        (UNAUDITED)
                                                                  ---------------     -----------------
CLASS A (1)
Per Share Operating Performance
Net Asset Value, Beginning of Period                                       $8.50              $11.03
                                                                        --------            --------
Net Investment Income (2)                                                   0.02                0.07
Net Realized and Unrealized Gain on Investments                             2.51             0.87(3)
                                                                        --------            --------
Total from Investment Operations                                            2.53                0.94
                                                                        --------            --------
Less Distributions
Dividends from Net Investment Income                                          --               (0.03)
Distributions from Net Realized Gains on Investments Sold                     --               (0.65)
                                                                        --------            --------
Total Distributions                                                           --               (0.68)
                                                                        --------            --------
Net Asset Value, End of Period                                            $11.03              $11.29
                                                                        ========            ========

Total Investment Return at Net Asset Value (4)                            29.76%(8)            8.61%(8)
Total Adjusted Investment Return at Net Asset Value (4,5)                 26.04%(8)            7.96%(8)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                    $895            $123,612
Ratio of Expenses to Average Net Assets                                    1.20%(9)            1.20%(9)
Ratio of Adjusted Expenses to Average Net Assets (6)                       7.07%(9)            1.88%(9)
Ratio of Net Investment Income to Average Net Assets                       0.37%(9)            1.47%(9)
Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (6)  (5.50%)(9)            0.79%(9)
Portfolio Turnover Rate                                                      31%                 16%
Average Brokerage Commission Rate (7)                                    $0.0649             $0.0669


                                                                    FOR THE PERIOD FROM
                                                                      JANUARY 14, 1997
                                                                (COMMENCEMENT OF OPERATIONS) TO
                                                                  APRIL 30, 1997 (UNAUDITED)
                                                                  -------------------------
CLASS B (1)
Per Share Operating Performance
Net Asset Value, Beginning of Period                                      $11.43
                                                                        --------
Net Investment Income (2)                                                   0.03
Net Realized and Unrealized Gain on Investments                            (0.19)
                                                                        --------
Total from Investment Operations                                           (0.16)
                                                                        --------
Net Asset Value, End of Period                                            $11.27
                                                                        ========
Total Investment Return at Net Asset Value (4)                            (1.40%)(8)
Total Adjusted Investment Return at Net Asset Value (4,5)                (1.52%)(8)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                $372,575
Ratio of Expenses to Average Net Assets                                    1.90%(9)
Ratio of Adjusted Expenses to Average Net Assets (6)                       2.54%(9)
Ratio of Net Investment Income to Average Net Assets                       0.77%(9)
Ratio of Adjusted Net Investment Income to Average Net Assets (6)          0.13%(9)
Portfolio Turnover Rate                                                      16%
Average Brokerage Commission Rate (7)                                    $0.0669

(1) Class A and Class B commenced operations on March 14, 1996 and January 14, 1997, respectively.
(2) On average month-end shares outstanding.
(3) The amount shown may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals in shares in relation to the fluctuating market value of the portfolio.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) An estimated total return calculation which does not take into consideration fee reductions by the
    Adviser during the periods shown.
(6) Unreimbursed, without fee reduction.
(7) Per portfolio share traded.
(8) Not annualized.
(9) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: the net investment income, gains (losses), and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.






Schedule of Investments
April 30, 1997 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the Financial
Industries Fund on April 30, 1997. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       NUMBER       MARKET
ISSUER, DESCRIPTION                                                   OF SHARES      VALUE
----------------------------------------------------              -------------  -------------
COMMON STOCK
Banks - Foreign (7.73%)
Allied Irish Banks plc, American Depositary
Receipt, ADR (Ireland)                                                  100,000     $4,225,000
Banco Bilbao Vizcaya, S.A. ADR (Spain)                                   70,000      4,663,750
Bank of Scotland (United Kingdom)                                       415,509      2,494,550
HSBC Holdings plc (United Kingdom)                                      130,000      3,277,976
National Australia Bank Ltd., ADR
(Australia)                                                              25,000      1,721,875
National Westminster Bank, plc
(United Kingdom)                                                        330,000      3,908,817
Royal Bank of Canada (Canada)                                           120,000      4,785,000
Societe Generale (France)                                                35,000      3,921,953
Svenska Handelsbanken (Class A)
(Sweden)                                                                140,000      3,854,438
Toronto - Dominion Bank (Canada)                                        195,200      5,514,400
                                                                                  ------------
                                                                                    38,367,759
                                                                                  ------------

Banks - Midwest (2.22%)
BancFirst Ohio Corp.                                                     49,900      1,659,175
Community First Bankshares, Inc.                                        120,000      3,855,000
Firstbank of Illinois Co.                                                 5,000        185,000
Star Banc Corp.                                                         125,000      5,312,500
                                                                                  ------------
                                                                                    11,011,675
                                                                                  ------------

Banks - Money Center (3.29%)
Chase Manhattan Corp.                                                    79,000      7,317,375
Citicorp                                                                 80,000      9,010,000
                                                                                  ------------
                                                                                    16,327,375
                                                                                  ------------

Banks - Northeast (2.28%)
FNB Rochester Corp.                                                      23,250        286,265
State Street Corp.                                                       90,000      7,087,500
U.S. Trust Corp.                                                         55,000      2,420,000
Vermont Financial Services Corp.                                         37,750      1,500,562
                                                                                  ------------
                                                                                    11,294,327
                                                                                  ------------

Banks - Southeast (1.00%)
American Bancshares, Inc.*                                               20,000        167,500
First Tennessee National Corp.                                          110,000      4,771,250
                                                                                  ------------
                                                                                     4,938,750
                                                                                  ------------

Banks - Southwest (1.13%)
Bank United Corp. (Class A)                                             130,000      3,965,000
Southwest Bancorp. of Texas, Inc.*                                       78,000      1,618,500
                                                                                  ------------
                                                                                     5,583,500
                                                                                  ------------

Banks - Super Regional (3.34%)
BankBoston Corp.                                                        120,000      8,730,000
Norwest Corp.                                                           157,500      7,855,312
                                                                                  ------------
                                                                                    16,585,312
                                                                                  ------------

Banks - West (1.91%)
City National Corp.                                                     205,787      4,707,380
Greater Bay Bancorp.                                                     77,733      2,050,208
SJNB Financial Corp.                                                     42,000        997,500
TransWorld Bancorp.*                                                      7,625        137,250
United Security Bancorp.*                                                16,350        212,550
West Coast Bancorp.                                                      53,125      1,195,313
Westamerica Bancorp.                                                      2,957        192,944
                                                                                  ------------
                                                                                     9,493,145
                                                                                  ------------

Business Services (1.64%)
First Data Corp.                                                        169,400      5,844,300
First USA Paymentech, Inc.*                                              64,500      1,556,063
National Processing, Inc.*                                              105,500        738,500
                                                                                  ------------
                                                                                     8,138,863
                                                                                  ------------

Broker Services (12.64%)
Alex Brown, Inc.                                                        140,000      9,012,500
Dean Witter Discover & Co.                                              198,600      7,596,450
Edwards (A.G.), Inc.                                                    234,000      8,190,000
EVEREN Capital Corp.                                                    174,500      4,122,562
Interra Financial, Inc.                                                  90,700      3,321,887
Interstate/Johnson Lane, Inc.                                           100,800      1,764,000
Legg Mason, Inc.                                                        115,600      5,491,000
Lehman Brothers Holdings, Inc.                                          184,700      6,256,713
McDonald & Co., Investments                                             120,800      4,348,800
Morgan Keegan, Inc.                                                     117,100      2,122,438
Raymond James Financial, Inc.                                           218,700      5,112,113
Salomon, Inc.                                                           107,800      5,390,000
                                                                                  ------------
                                                                                    62,728,463
                                                                                  ------------

Computer - Services (1.82%)
BISYS Group, Inc. (The)*                                                115,800      3,705,600
Fiserv, Inc.*                                                           141,500      5,341,625
                                                                                  ------------
                                                                                     9,047,225
                                                                                  ------------
Finance - Consumer Loans (10.27%)
Aames Financial Corp.                                                   115,325      1,773,122
Advanta Corp. (Class A)*                                                 19,250        457,187
American Express Co.                                                    145,000      9,551,875
Associates First Capital Corp. (Class A)                                146,000      7,482,500
Capital One Financial Corp.                                             173,400      6,264,075
ContiFinancial Corp.*                                                    98,400      2,829,000
Delta Financial Corp.*                                                  154,300      2,083,050
First Alliance Corp. (Class A)*                                          60,000      1,230,000
First USA, Inc.                                                         172,400      8,296,750
FIRSTPLUS Financial Group, Inc.*                                         88,700      1,962,488
Imperial Credit Industries, Inc.*                                       130,800      1,904,775
MBNA Corp.                                                              218,000      7,194,000
                                                                                  ------------
                                                                                    51,028,822
                                                                                  ------------

Finance - Investment Management (4.47%)
Alliance Capital Management, L.P.                                        92,600      2,511,775
Amvesco plc, ADR                                                         87,500      4,801,563
Franklin Resources, Inc.                                                126,500      7,479,313
Price (T. Rowe) Associates, Inc.                                        160,500      7,423,125
                                                                                  ------------
                                                                                    22,215,776
                                                                                  ------------

Finance - Savings & Loan (2.07%)
American Federal Bank                                                    13,500        391,500
First Federal Bancshares of Arkansas, Inc.                               97,500      1,755,000
InterWest Bankcorp., Inc.                                                57,500      1,638,750
PALFED, Inc.                                                             66,800      1,102,200
Washington Mutual, Inc.                                                 109,000      5,381,875
                                                                                  ------------
                                                                                    10,269,325
                                                                                  ------------
Finance - SBIC & Commercial (1.66%)
Financial Federal Corp.*                                                 57,600        972,000
Newcourt Credit Group, Inc. (Canada)                                    226,000      4,173,054
Sirrom Capital Corp.                                                     88,200      2,745,225
Willis Lease Finance Corp.*                                              34,500        362,250
                                                                                  ------------
                                                                                     8,252,529
                                                                                  ------------

Insurance - Brokers (0.99%)
Marsh & McLennan Cos., Inc.                                              40,600      4,892,300
                                                                                  ------------

Insurance - Life (5.64%)
AmerUs Life Holdings, Inc. (Class A)                                    157,100      3,613,300
AmVestors Financial Corp.                                               223,100      3,569,600
Equitable  of Iowa Cos.                                                 145,000      7,086,875
Liberty Corp.                                                           130,000      5,037,500
Nationwide Financial Services, Inc.
(Class A)*                                                              167,600      4,441,400
Presidential Life Corp.                                                 295,000      4,240,625
                                                                                  ------------
                                                                                    27,989,300
                                                                                  ------------

Insurance - Multi Line (3.78%)
Allmerica Financial Corp.                                               204,700      7,369,200
CapMAC Holdings, Inc.                                                   130,000      3,380,000
Enhance Financial Services Group, Inc.                                  107,000      4,119,500
PMI Group, Inc.                                                          76,400      3,905,950
                                                                                  ------------
                                                                                    18,774,650
                                                                                  ------------

Insurance - Property & Casualty (9.07%)
Ace, Ltd. (Bermuda)                                                      68,250      4,095,000
Aetna, Inc.                                                              78,200      7,125,975
General Re Corp.                                                         53,575      8,960,418
Progressive Corp                                                         95,000      7,231,875
St. Paul Cos., Inc.                                                      94,700      6,344,900
Travelers Property Casualty Corp.
(Class A)                                                               166,400      5,616,000
Trenwick Group Inc.                                                     172,000      5,611,500
                                                                                  ------------
                                                                                    44,985,668
                                                                                  ------------

Leasing Companies (1.01%)
Resource America, Inc. (Class A)                                         94,500      1,842,750
Winthrop Resources Corp.                                                105,000      3,189,375
                                                                                  ------------
                                                                                     5,032,125
                                                                                  ------------

Mortgage & RE Services (3.09%)
Countrywide Credit Industries, Inc.                                     125,000      3,390,625
Fannie Mae                                                              215,000      8,841,875
HomeSide, Inc.*                                                         195,000      3,120,000
                                                                                  ------------
                                                                                    15,352,500
                                                                                  ------------

Mortgage - Equity REIT (6.75%)
Apartment Investment & Management Co.
(Class A)                                                                80,600      2,236,650
Beacon Properties Corp.                                                 139,500      4,307,062
Cali Realty Corp.                                                       150,300      4,433,850
CRIIMI MAE, Inc.                                                         40,000        625,000
Glenborough Realty Trust, Inc.                                          143,300      2,830,175
Innkeepers USA Trust                                                    150,000      2,100,000
Prentiss Properties Trust                                               169,500      4,004,437
Patriot American Hospitality, Inc.                                      126,400      2,717,600
Reckson Associates Realty Corp.                                         145,000      3,353,125
Spieker Properties, Inc.                                                115,000      4,010,625
Starwood Lodging Trust                                                   74,300      2,860,550
                                                                                  ------------
                                                                                    33,479,074
                                                                                  ------------

Retail - Misc./Diversified (0.21%)
Ugly Duckling Corp.*                                                     72,500      1,024,063
                                                                                  ------------
                              TOTAL COMMON STOCK
                             (Cost $448,107,248)                        (88.03%)   436,812,526
                                                                                  ------------

                                                     INTEREST       PAR VALUE       MARKET
ISSUER, DESCRIPTION                                    RATE      (000s OMITTED)      VALUE
-------------------                                ------------   ------------   ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (13.39%)
Investment in joint repurchase
agreement transaction with
Aubrey G. Lanston & Co.-
Dated 4-30-97, Due 5-01-97
(Secured by U.S. Treasury Bills,
5.37% thru 5.78% Due 8-21-97
thru 3-05-98, U.S. Treasury
Bonds 7.125% thru 11.25% Due
2-15-15 thru 2-15-23, U.S.
Treasury Notes, 5.125% thru
7.75%, Due 8-31-98 thru
5-15-05 - Note A                                           5.375%       $66,397    $66,397,000
                                                                                  ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95%                                                                      15,550
                                                                                  ------------
                    TOTAL SHORT-TERM INVESTMENTS                        (13.39%)    66,412,550
                                                                       --------   ------------
                               TOTAL INVESTMENTS                       (101.42%)  $503,225,076
                                                                       ========   ============

* Non-Income producing security.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Notes to Financial Statements

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust II (the "Trust") (formerly Freedom Investment Trust) is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Financial Industries Fund (the "Fund"), John Hancock Regional Bank Fund and John Hancock Disciplined Growth Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek capital appreciation through investments in financial services companies.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. On January 14, 1997, Class B shares of beneficial interest were sold to commence class activity.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing sources or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days or less are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that commenced with the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended April 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that not offset by the currency amount of the underlying transaction.

Open foreign currency forward contracts bought at April 30, 1997, were as follows:

                PRINCIPAL AMOUNT
                  COVERED BY      EXPIRATION      UNREALIZED
CURRENCY           CONTRACT        MONTH         DEPRECIATION
------------    ------------      --------     ----------------
British Pound
Sterling            153,670        May 97          ($1,710)
                                                   =======

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At April 30, 1997, there were no open positions in financial futures contracts.

OPTIONS The Fund may purchase option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

The Fund may use options contracts to manage its exposure to changing security prices. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended April 30, 1997.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, and
(b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser has agreed to limit Fund expenses, including the management fee (but not including the 12b-1 fee and any other class specific expenses), to 0.90% of the Fund's average daily net assets. Accordingly, the reduction in expenses amounted to $481,406 for the period ended April 30, 1997. The Adviser reserves the right to terminate this limit in the future.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $3,813,038. Out of this amount, $857,290 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,824,452 was paid as sales commissions to unrelated broker-dealers and $131,296 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent-deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, contingent-deferred sales charges paid to JH Funds amounted to $51,925.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The Adviser owns 58,824 shares of beneficial interest of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended April 30, 1997, aggregated
$473,347,041, and $22,749,850, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1997.

The cost of investments owned at April 30, 1997 (excluding the corporate savings account) for federal income tax purposes was $514,504,248. Gross unrealized appreciation and depreciation of investments aggregated $7,977,652 and $19,272,374, respectively, resulting in net unrealized depreciation of $11,294,722.



A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Financial Industries Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


A recycled logo in lower left hand corner with the caption "Printed on
Recycled Paper."                                            700SA 4/97
                                                                  6/97



John Hancock Funds

Regional
Bank
Fund

SEMI-ANNUAL REPORT

April 30, 1997



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109


CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.



By James K. Schmidt, CFA, Portfolio Manager

John Hancock
Regional Bank Fund

Bank stocks soften in jittery market; earnings fundamentals stay intact despite rising rates

On the heels of a strong 1996, the markets continued their upward march for the first two months of 1997, only to meet a stiff headwind of inflationary concern and rising interest rates in mid-March. In 1996, investors had basked in the glow of a slow-growth economy with stable interest rates. But early in 1997, the engine of economic growth began to overheat and the Federal Reserve moved toward a more restrictive monetary policy to pre-empt an inflation spike. The stock market reacted with a series of gyrations, first giving back most of its gains for the year and then moving to new highs. The advances were restricted, however, mostly to a narrow range of large-company stocks. For the six months ended April 30, the broader market, as measured by the Standard & Poor's 500 Stock Index, returned 14.71%.

Bank stocks were not immune to rising interest rates and the market's volatility, especially in the latter part of the period. Nonetheless, the Fund still performed very well. For the six months ended April 30, 1997, John Hancock Regional Bank Fund's Class A and Class B shares posted a total return of 15.57% and 15.17%, respectively, at net asset value. That compared favorably to the 14.35% return for the average financial services fund, according to Lipper Analytical Services, Inc.1 Please see pages eight and nine for longer-term performance information.

"...early in
1997, the
engine of
economic
growth
began to
overheat..."

A 2 1/4" x 3 1/4" photo of the portfolio management team. Caption reads:
"James K. Schmidt (seated) and Fund management team members: (l-r) James Boyd, Thomas Finucane, Patricia Ouimet, Gerard Cronin."

Interest rates vs. bank earnings

Looking forward, we believe it is likely that the Fed will need to increase rates one more time to curb inflation. As rates move up, investors invariably sell bank stocks on the assumption that higher rates have a negative impact on bank earnings. We find this behavior mistaken, since in recent years banks have been able to adjust both loan and deposit pricing in step and keep earnings on track. Consider the last time interest rates moved up sharply, a 15-month period in 1994-95. Short-term interest rates rose by 300 basis points (3.0%), much more than we are forecasting for 1997. The impact on bank margins was slight. According to FDIC data, net interest margins -- the spread, or difference between what banks receive on their loans and what they pay out to depositors -- in the commercial banking industry declined only modestly, from 4.36% to 4.29%. Net interest income actually increased due to growth in earning assets.


A line chart with the heading "Key banking rates: Short term rate comparison" at the top of the left hand column. The chart is scaled in increments of 2% with 10% at the top and 0% at the bottom on the vertical left side, The bottom is scaled in increments of one year with Jan-91 at the left and Jan-97 at the right. Within the chart are four horizontal lines running from the top to the bottom of the chart, each tracking yearly percentage rate changes for each of the four types of key interest rate bench marks. The first one on the top represents the Prime rate percentage. The next one below represents the percent for the 90 day CD. The next represents the percent for Money market accounts. The bottom line represents percent for NOW savings accounts. The code for each line is shown centered under the graph with the first two codes on one row, and the second two underneath. Below is a footnote that says "Source: Bank Rate Monitor - Barron's; Bloomberg Financial Markets."

"Bank stocks
were not
immune to
the market's
volatility..."

The chart on this page shows key interest rates during the last five years. Note that while the cost of funds, as indicated by the yield on 90-day certificates of deposits, has increased, the impact has been passed on to borrowers. That's because the prime rate -- a key peg for setting lending rates -- has also risen. In fact, the spread between the prime rate and money market accounts has increased by 100 basis points (1.0%) since mid-1994. We believe that any further increases in the cost of funds will translate into a corresponding increase in the prime rate and have little impact on margins.

Earnings trend upward

In 1996, bank earnings once again shattered prior records, as net income for the nation's 9,500 commercial banks exceeded $50 billion for the first time. The macroeconomic triple play of moderate growth, low inflation and stable interest rates drove bank earnings-per-share above consensus estimates. Banks reported wide interest margins, stable overhead levels and lower share counts due to stock repurchases. Credit costs, mostly due to elevated levels of problem loans in consumer portfolios, rose moderately off an unsustainably low base and had little impact on bottom line profitability. In 1997, our model forecasts 12% earnings growth over 1996. Recently released first quarter reports corroborate this thesis, as the 1996 trends continue: wide spreads (despite rising rates), controlled expenses and share repurchases all are driving banks' earnings per share.

The decline in bank and thrift shares since early March has also restored their inexpensive valuation status. Although the prices of many individual stocks are down more than 15% since their peaks in March, we have, in aggregate, not changed our earnings forecast for the year. Consequently, the relative price-earnings ratio multiple of the banking group has declined to 68% of the average market multiple, from its March high of 72%.



Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) NationsBank Corp. 2.3%
2)BankBoston Corp. 1.8% 3) GreenPoint Financial Corp. 1.8% 4) Union Planters Corp. 1.7% 5) Wells Fargo & Co. 1.7% A footnote below reads:
"As a percentage of net assets on April 30, 1996."


The consolidation process keeps going and going

In 1996, a record 30 of the Fund's holdings announced that they were being taken over. Although the number of mergers in 1996 was higher than in 1995, the deals were generally much smaller. In the first four months of 1997, nine more of our stocks announced that they were being acquired. The largest transaction was First Bank Systems' pending acquisition of US Bancorp. This was a watershed event, similar to the NationsBank purchase of Boatmen's last August. Both transactions were enabled by the national interstate banking legislation that took effect in 1995. Like NationsBank, First Bank is paying a high premium for one of the Fund's larger, regional "trophy franchises." Although Boatmen's and US Bancorp both had leading positions in attractive markets, as stand-alones they lacked the critical mass to invest in new technology, develop products and squeeze the maximum returns from their franchises. Although the Fund has historically concentrated on smaller banks (i.e. less than $5 billion in assets), in recent years, we have increased our weightings in larger regionals with $20 to $40 billion in assets. Regional banks in this size category are too big to compete as locals and too small to take on the behemoth superregionals; we think that this group will have the highest "mortality rate" through mergers over the next five years.

"In 1997,
our model
forecasts
12% earnings
growth
over 1996."

The second merger transaction of note is Bankers Trust's purchase of Alex Brown, one of the Fund's brokerage holdings. This deal is the first example of a bank taking advantage of newly-relaxed regulations governing securities activities. As we forecast in our last report, on March 1 the Federal Reserve allowed banks to derive 25% of their business from underwriting stocks and bonds, up from the prior 10% limit. Thus, without any legislative modification to the Glass-Steagall Act, banks have discovered a "back-door" entry into the securities business. We expect the majority of the publicly traded brokerage firms to be acquired by the major commercial banks during the next five years. Because the major theme of the Fund is bank and thrift investing, our brokerage holdings will never be more than a minor percentage of the Fund.

An interesting takeover battle has recently been resolved in California, as Washington Mutual will merge with Great Western Financial, creating what will be the largest thrift institution in the U.S. After H.F. Ahmanson put Great Western "in play" with a hostile offer in February, Washington Mutual was able to successfully enter the fray as a "white knight." Interestingly, the stocks of all three companies benefited, as did the Fund which owns all three. The earnings of Washington Mutual will be enhanced because of the enormous expense savings and revenue enhancement opportunities in the merger, coupled with Washington Mutual's history of smooth integration of acquisitions. Ahmanson shares are being viewed in a new light as there is now pressure on them to find another partner. We consider this merger to be a very positive development because it produces a new powerhouse institution with the capability of making further acquisitions, and because it demonstrates that industry consolidation can produce benefits for all parties to a transaction. What is clear, though, is that the California economy has recovered and that this state will be a focal point of consolidation in the future. Several of the Fund's smaller-capitalization California banks have already been party to this activity and we expect this trend to continue.



So far in
1997, nine of
the Fund's
holdings have
reported they
are being
bought.

Portfolio tactics

The basic investment concept of the Fund has remained the same since its inception in 1985. We invest in undervalued regional banks and thrifts with healthy earnings fundamentals which are in the path of consolidation. The Fund remains geographically diverse because the nation's economic expansion has now reached every region and there are no longer any localized economic crises to beware of. As mentioned previously, we have been active in accumulating banks and thrifts in California. The growth of employment and personal income in that state has stemmed the decline in real estate values, and the California banks are finally seeing their non-performing assets decline. In terms of consolidation, California is still in its infancy and we think it will take at least a decade for the merger activity that we expect in the state to play out.


Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Roosevelt Financial followed by an up arrow and the phrase "Subpar 1996 performance forces management sell-out." The second listing is AmSouth Bancorp. followed by an up arrow and the phrase "Earnings up due to refocus and restructuring efforts." The third listing is First Commerce Corp. followed by a horizontal arrow and the phrase "Suspect consumer loan quality impacts earnings." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Historically, banks that were perceived as potential acquisition targets traded at a significant price-earnings multiple premium to those that were considered to be buyer institutions. Since the beginning of 1996, however, the shares of the largest banks have risen dramatically to the point where there is no longer a valuation disparity between potential buyers and potential sellers. We think this has caused many of the mid-sized banks, with between $20 billion and $40 billion in assets, to trade at prices that are reasonable, even if there were no possibility of a takeover bid. As we mentioned earlier, we expect this group to attract a considerable amount of merger activity over the next five years. It is only since national interstate banking went into effect in late 1995 that merger bids for banks of this size were practical.

Among smaller stocks, we have built many positions in previously mutual savings and loans that have converted to public ownership. These are the least expensive of all depository institutions, as many still trade below their book value. While we encourage these companies to buy back their stock aggressively, on some occasions we have concluded that the buybacks have forced the stocks to too high a level and we have cut back or eliminated our holdings.

We believe that savings and loan stocks, in general, have become increasingly attractive investment vehicles. As has been the case historically, the savings and loans are less expensive than commercial banks. At the end of April, the average thrift traded at 130% of book value, while 190% of book value was the norm for commercial banks. Interestingly, thrifts are increasingly looking like banks. Many of them are building a commercial lending capability and introducing more of the fee-producing services that banks have. Last fall, Congress cut the deposit insurance premium that thrifts pay to the FDIC by about 80%, bringing them more in line with banks and presumably paving the way for an eventual merger of the Bank Insurance Fund with the Savings Association Insurance Fund. Another attractive aspect of several of our saving and loan holdings is that they are plaintiffs in the so-called "goodwill" breach of contract lawsuits against the U.S. government. The landmark case, Glendale Federal vs. the United States, is currently being tried in the Court of Federal Claims. We expect a verdict by late summer that is likely (but not certain) to result in a large sum being awarded to Glendale. This will set a precedent for dozens of similar cases.



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart is scaled in increments of 5% from top to bottom, with 20% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 5.57% total return for John Hancock Regional Bank Fund: Class A. The second represents the 15.17% total return for John Hancock Regional Bank Fund: Class B. The third represents the 14.35% total return for the average financial services fund. Footnote below reads: "Total returns for John Hancock Regional Bank Fund are at net asset value with all distributions reinvested. The average financial services fund is tracked by Lipper Analytical Services.(1) See pages 8 and 9 for historical performance information."

Fund closed to new investors

Since mid-1996, the Fund has had strong inflows of investor cash, coincident with the financial stocks' strong performance. By early 1997, the pace of the inflows accelerated and began to outstrip our ability to deploy the money prudently in the types of stocks we target. Thus, cash built up to over 20% of net assets, and on March 12, 1997 the Fund was closed to new investors, although it will continue to accept subsequent deposits from existing shareholders. The excess liquidity has since been pared down to 17%. Any decision to re-open the Fund would be dependent on achieving a more consistently manageable level of cash, as well as market and other considerations.

We remain confident about the prospects for bank and thrift stocks. Even though any further rise in interest rates might temporarily put the sector under pressure, we believe, as we stated earlier, that the conventional wisdom no longer holds true that rising rates affect bank earnings. Bank and thrift fundamentals remain as strong as ever, and we expect industry consolidation to continue for many years.

"Bank and
thrift
fundamentals
remain as
strong as
ever..."

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Regional Bank Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. The effect of the maximum contingent-deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for risks associated with industry segment investing.

CUMULATIVE TOTAL RETURNS

For the period ended March 31, 1997

                                   ONE      FIVE      MOST RECENT
                                  YEAR     YEARS       TEN YEARS
                                -------  ---------  -------------
John Hancock Regional
Bank Fund: Class A(1)            23.36%    207.06%      243.98%
John Hancock Regional
Bank Fund: Class B(2)            23.94%    210.61%      495.30%

AVERAGE ANNUAL TOTAL RETURNS

For the period ended March 31, 1997

                                   ONE      FIVE      MOST RECENT
                                  YEAR     YEARS       TEN YEARS
                                -------  ---------  -------------
John Hancock Regional
Bank Fund: Class A(1)            23.36%     25.15%       26.58%
John Hancock Regional
Bank Fund: Class B(2)            23.94%     25.44%       19.53%

Notes to Performance

(1)     Class A shares commenced on January 3, 1992.
(2)     Class B shares commenced on October 4, 1985.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Regional Bank Fund would be worth on April 30, 1997, assuming you either had invested on the day each class of shares started or have been invested for the most recent ten years and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.

Regional Bank Fund
Class A shares

Line chart with the heading Regional Bank Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Regional Bank Fund, before sales charge, and is equal to $37,441 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Regional Bank Fund on January 3, 1992, after sales charge, and is equal to $35,569 as of April 30, 1997. The third line represents the Standard & Poor's 500 Stock Index and is equal to $22,076 as of April 30, 1997.


Regional Bank Fund
Class B shares

Line chart with the heading Regional Bank Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Regional Bank Fund, before sales charge, and is equal to $69,940 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Standard & Poor's 500 Stock Index and is equal to $36,822 as of April 30, 1997.

* No contingent-deferred sales charge applicable.




The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
-------------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks and warrants
Unaffiliated Issuers (cost - $2,748,606,228)                           $4,004,256,776
Affiliated Issuers (cost - $161,571,104)                                  226,310,246
Bonds (cost - $7,622,097)                                                   8,117,403
Joint repurchase agreement
(cost - $245,074,000)                                                     245,074,000
Short-term notes (cost - $646,574,634)                                    646,447,752
                                                                      ---------------
                                                                        5,130,206,177
Receivable for investments sold                                             4,591,910
Receivable for shares sold                                                  4,286,957
Dividends receivable                                                        7,189,862
Interest receivable                                                         2,914,785
Other assets                                                                   45,603
                                                                      ---------------
Total Assets                                                            5,149,235,294
-------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                          29,838,224
Payable for shares repurchased                                              3,193,268
Due to custodian                                                               92,915
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                     4,780,174
Accounts payable and accrued expenses                                         517,493
                                                                      ---------------
Total Liabilities                                                          38,422,074
-------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                         3,766,690,004
Accumulated net realized gain on investments and
foreign currency transactions                                              17,450,628
Net unrealized appreciation of investments                              1,320,760,090
Undistributed net investment income                                         5,912,498
                                                                      ---------------
Net Assets                                                             $5,110,813,220
=====================================================================================
Net Asset Value Per Share:
(Based on net assets and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value, respectively)
Class A - $1,305,698,910 / 33,794,000                                          $38.64
=====================================================================================
Class B - $3,805,114,310 / 98,971,685                                          $38.45
=====================================================================================
Maximum Offering Price Per Share*
Class A - ($38.64 x 105.26%)                                                   $40.67
=====================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains
(losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
-------------------------------------------------------------------------------------
Investment Income:
Dividends (including $1,867,227 received from
affiliated issuers)                                                       $42,744,833
Interest                                                                   22,439,989
                                                                      ---------------
                                                                           65,184,822
                                                                      ---------------
Expenses:
Investment management fee - Note B                                         16,163,375
Distribution and service fee - Note B
Class A                                                                     1,654,953
Class B                                                                    15,869,361
Transfer agent fee - Note B                                                 4,727,674
Registration and filing fees                                                  586,596
Financial services fee - Note B                                               400,985
Custodian fee                                                                 303,906
Trustees' fees                                                                155,370
Printing                                                                      119,512
Miscellaneous                                                                  41,456
Legal fees                                                                     36,707
Auditing fee                                                                   17,770
                                                                      ---------------
Net Expenses                                                               40,077,665
-------------------------------------------------------------------------------------
Net Investment Income                                                      25,107,157
-------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold
(including $610,263 gain on sales of investments
in affiliated issuers)                                                     17,727,840
Net realized loss on foreign currency transactions                             (1,744)
Change in net unrealized appreciation/depreciation
of investments                                                            491,809,566
                                                                      ---------------
Net Realized and Unrealized
Gain on Investments                                                       509,535,662
-------------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                                $534,642,819
=====================================================================================

See notes to financial statements.





Statement of Changes in Net Assets

                                                                                                                  SIX MONTHS ENDED
                                                                                                     YEAR ENDED      APRIL 30, 1997
                                                                                                  OCTOBER 31, 1996    (UNAUDITED)

Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                                $38,837,758       $25,107,157
Net realized gain on investments sold and foreign currency
transactions                                                                                          32,654,655        17,726,096
Change in net unrealized appreciation/depreciation of
investments                                                                                          550,720,765       491,809,566
                                                                                                 ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                                                 622,213,178       534,642,819
                                                                                                 ---------------   ---------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.6039 and $0.2916 per share, respectively)                                              (12,903,706)       (8,541,627)
Class B - ($0.4021 and $0.1668 per share, respectively)                                               (3,862,840)      (14,760,705)
Distributions from net realized gain on investments sold
Class A - ($0.2154 and $0.3143 per share, respectively)                                               (4,107,407)       (8,142,308)
Class B - ($0.2154 and $0.3143 per share, respectively)                                              (10,792,198)      (24,538,932)
                                                                                                 ---------------   ---------------
Total Distributions to Shareholders                                                                  (51,666,151)      (55,983,572)
                                                                                                 ---------------   ---------------
From Fund Share Transactions - Net*                                                                  975,731,251     1,362,797,319
                                                                                                 ---------------   ---------------
Net Assets:
Beginning of period                                                                                1,723,078,376     3,269,356,654
                                                                                                 ---------------   ---------------
End of period (including undistributed net investment income of $4,107,673 and $5,912,498,
respectively)                                                                                     $3,269,356,654    $5,110,813,220
                                                                                                 ===============   ===============

* Analysis of Fund Share Transactions:                                                                     SIX MONTHS ENDED
                                                                            YEAR ENDED                      APRIL 30, 1997
                                                                         OCTOBER 31, 1996                    (UNAUDITED)
                                                               --------------------------------  ---------------------------------
                                                                    SHARES          AMOUNT           SHARES            AMOUNT
                                                               ---------------  ---------------  ---------------   ---------------
CLASS A
Shares sold                                                         31,732,595     $957,001,609       32,100,122    $1,198,294,434
Shares issued to shareholders in reinvestment of distributions         470,777       13,828,404          370,032        13,558,596
                                                               ---------------  ---------------  ---------------   ---------------
                                                                    32,203,372      970,830,013       32,470,154     1,211,853,030
Less shares repurchased                                            (24,808,137)    (750,988,300)     (24,002,607)     (894,109,580)
                                                               ---------------  ---------------  ---------------   ---------------
Net increase                                                         7,395,235     $219,841,713        8,467,547      $317,743,450
                                                               ===============  ===============  ===============   ===============
CLASS B
Shares sold                                                         33,358,085     $990,153,270       33,952,116    $1,274,986,045
Shares issued to shareholders in reinvestment of distributions         757,733       22,085,406          683,396        24,769,540
                                                               ---------------  ---------------  ---------------   ---------------
                                                                    34,115,818    1,012,238,676       34,635,512     1,299,755,585
Less shares repurchased                                             (8,681,596)    (256,349,138)      (6,859,173)     (254,701,716)
                                                               ---------------  ---------------  ---------------   ---------------
Net increase                                                        25,434,222     $755,889,538       27,776,339    $1,045,053,869
                                                               ===============  ===============  ===============   ===============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to finanical statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,                SIX MONTHS ENDED
                                               -------------------------------------------------------------- APRIL 30, 1997
                                                 1992         1993         1994         1995         1996      (UNAUDITED)
                                               ----------   ----------   ----------   ----------   ----------   ----------
CLASS A(1)
Per Share Operating Performance
Net Asset Value, Beginning of Period               $13.47       $17.47       $21.62       $21.52       $27.14       $33.99
                                               ----------   ----------   ----------   ----------   ----------   ----------
Net Investment Income                                0.21         0.26(2)      0.39(2)      0.52(2)      0.63(2)      0.31(2)
Net Realized and Unrealized Gain on Investments      3.98         5.84         0.91         5.92         7.04         4.94
                                               ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                     4.19         6.10         1.30         6.44         7.67         5.25
                                               ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions:
Dividends from Net Investment Income                (0.19)       (0.26)       (0.34)       (0.48)       (0.60)       (0.29)
Distributions from Net Realized Gain on
Investments Sold                                       --        (1.69)       (1.06)       (0.34)       (0.22)       (0.31)
                                               ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                 (0.19)       (1.95)       (1.40)       (0.82)       (0.82)       (0.60)
                                               ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period                     $17.47       $21.62       $21.52       $27.14       $33.99       $38.64
                                               ==========   ==========   ==========   ==========   ==========   ==========

Total Investment Return at Net Asset Value(3)       31.26%(4)   37.45%        6.44%       31.00%       28.78%       15.57%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)          $31,306      $94,158     $216,978     $486,631     $860,843   $1,305,699
Ratio of Expenses to Average Net Assets             1.41%(5)     1.35%        1.34%        1.39%        1.36%        1.35%(5)
Ratio of Net Investment Income to Average
Net Assets                                          1.64%(5)     1.29%        1.78%        2.23%        2.13%        1.70%(5)
Portfolio Turnover Rate                               53%          35%          13%          14%           8%           3%
Average Broker Commission Rate(6)                     N/A          N/A          N/A          N/A      $0.0694      $0.0693

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period               $13.76       $17.44       $21.56       $21.43       $27.02       $33.83
                                               ----------   ----------   ----------   ----------   ----------   ----------
Net Investment Income                                0.18         0.15(2)      0.23(2)      0.36(2)      0.42(2)      0.18(2)
Net Realized and Unrealized Gain on
Investments                                          4.56         5.83         0.91         5.89         7.01         4.92
                                               ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                     4.74         5.98         1.14         6.25         7.43         5.10
                                               ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions:
Dividends from Net Investment Income                (0.28)       (0.17)       (0.21)       (0.32)       (0.40)       (0.17)
Distributions from Net Realized Gain on
Investments Sold                                    (0.78)       (1.69)       (1.06)       (0.34)       (0.22)       (0.31)
                                               ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                 (1.06)       (1.86)       (1.27)       (0.66)       (0.62)       (0.48)
                                               ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period                     $17.44       $21.56       $21.43       $27.02       $33.83       $38.45
                                               ==========   ==========   ==========   ==========   ==========   ==========

Total Investment Return at Net Asset
Value(3)                                           37.20%       36.71%        5.69%       30.11%       27.89%       15.17%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                          $56,016     $171,808     $522,207   $1,236,447   $2,408,514   $3,805,114
Ratio of Expenses to Average Net
Assets                                              1.96%        1.88%        2.06%        2.09%        2.07%        2.05%(5)
Ratio of Net Investment Income to
Average Net Assets                                  1.21%        0.76%        1.07%        1.53%        1.42%        0.99%(5)
Portfolio Turnover Rate                               53%          35%          13%          14%           8%           3%
Average Broker Commission Rate(6)                     N/A          N/A          N/A          N/A      $0.0694      $0.0693

(1) Class A shares commenced operations on January 3, 1992.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
April 30, 1997 (Unaudited)
---------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Regional
Bank Fund on April 30, 1997. It's divided into four main categories: common stocks, warrants and other, preferred stocks, bonds, and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the
Fund's "cash" position, are listed last.

                                                              NUMBER          MARKET
DESCRIPTION, STATE, ISSUER                                   OF SHARES        VALUE
-------------------------------------------              ------------- ---------------
COMMON STOCKS, WARRANTS AND OTHER
Money Center Banks (2.26%)
Bankers Trust New York Corp. (NY)                             100,000       $8,137,500
Chase Manhattan Corp. (NY)                                    814,808       75,471,591
Morgan (J.P.) & Co., Inc. (NY)                                316,000       32,192,500
                                                                       ---------------
                                                                           115,801,591
                                                                       ---------------

Super Regional Banks (16.40%)
Banc One Corp. (OH)                                           832,268       35,267,356
BankAmerica Corp. (CA)                                        688,687       80,490,293
BankBoston Corp. (MA)                                       1,278,250       92,992,687
Bank of New York Co., Inc. (NY)                             2,049,449       80,953,235
Barnett Banks, Inc. (FL)                                      878,000       42,912,250
First Bank System, Inc. (MN)                                  394,865       30,305,889
First Chicago NBD Corp. (IL)                                1,153,213       64,868,231
First Union Corp. (NC)                                        694,369       58,326,996
Fleet Financial Group, Inc. (MA)                              798,648       48,717,528
KeyCorp. (OH)                                                 599,305       31,238,773
Mellon Bank Corp. (PA)                                        263,201       21,878,583
NationsBank Corp. (NC)                                      1,938,989      117,066,483
Norwest Corp. (MN)                                          1,030,216       51,382,023
PNC Bank Corp. (PA)                                         1,621,900       66,700,638
Wachovia Corp. (NC)                                           260,000       15,210,000
                                                                       ---------------
                                                                           838,310,965
                                                                       ---------------

Regional Banks (39.61%)
ABC Bancorp. (GA)                                             130,000        2,567,500
AMBANC Corp. (IN)                                              10,000          350,000
American Bancorp. (WV)                                         74,000        2,284,750
American Bancshares, Inc. * (FL)                               70,000          586,250
AmSouth Bancorp. (AL)                                         442,293       23,330,956
ANB Corp. (IN)                                                113,000        2,062,250
Aspen Bancshares, Inc. (CO)                                    20,000          415,000
Atlantic Bank & Trust Co.* (MA)                                49,500          556,875
BancFirst Corp. (OK) +                                        328,100        9,350,850
BancFirst Ohio Corp. (OH)                                      65,000        2,161,250
BancorpSouth, Inc. (MS)                                       125,000        3,406,250
Banknorth Group, Inc. (VT) +                                  416,500       17,701,250
BanPonce Corp. (PR)                                           742,000       25,320,750
BNH Bancshares, Inc. * (CT)                                   136,250        2,026,719
Brenton Banks, Inc. (IA)                                      194,260        5,390,715
Bryn Mawr Bank Corp. (PA)                                      89,200        2,965,900
BT Financial Corp. (PA)                                        73,285        2,986,364
California Commercial
Bankshares * (CA)                                              52,747        1,265,928
California Community Bancshares (CA)                           35,020          569,075
California State Bank (CA)                                    160,100        3,492,181
Carnegie Bancorp. (NJ)                                         52,092          879,052
CB Bancshares, Inc. (HI)                                      145,100        4,353,000
CCB Financial Corp. (NC)                                      263,100       17,857,912
Central Fidelity Banks, Inc. (VA)                             352,500        9,781,875
Centura Banks, Inc. (NC)                                      415,525       16,257,416
Chittenden Corp. (VT)                                          76,200        2,162,175
Citizens Banking Corp. (MI)                                    58,400        1,810,400
City National Corp. (CA)                                      332,300        7,601,362
CNB Bancshares, Inc. (IN)                                      85,306        3,742,801
CoBancorp, Inc. (OH)                                           42,000        1,113,000
Colonial BancGroup, Inc. (AL)                                 625,800       14,080,500
Comerica, Inc. (MI)                                           704,098       41,189,733
Commerce Bancshares, Inc. (MO)                                318,833       14,427,193
Commercial Bankshares, Inc. (FL)                              166,950        2,754,675
Community Bank System, Inc. (NY)                              125,000        2,625,000
Community First Bankshares, Inc. (ND)                         347,875       11,175,484
Compass Bancshares, Inc. (AL)                               1,499,750       45,367,437
CoreStates Financial Corp. (PA)                             1,476,124       74,728,777
Crestar Financial Corp. (VA)                                1,529,220       56,581,140
CU Bancorp. (CA)                                              172,311        2,541,587
Cullen / Frost Bankers, Inc. (TX)                             868,200       30,387,000
Dauphin Deposit Corp. (PA)                                     38,000        1,615,000
Deposit Guaranty Corp. (MS)                                   768,400       23,532,250
Evergreen Bancorp., Inc. (NY)                                 263,200        3,816,400
F & M National Corp.* (VA)                                    138,150        2,952,956
First American Corp. (TN)                                   1,237,800       81,075,900
First of America Bank Corp. (MI)                              981,205       65,250,132
First Citizens Bancshares, Inc.
(Class A) (NC)                                                 58,344        4,609,176
First Colonial Group, Inc. (PA)                                24,150          578,091
First Commerce Corp. (LA)                                   1,177,387       48,125,694
First Hawaiian, Inc. (HI)                                     774,500       23,815,875
First Merchants Corp. (IN)                                     60,100        1,697,825
First Oak Brook Bancshares, Inc.
(Class A) (IL)                                                 43,500        1,239,750
First Patriot Bankshares. (VA)                                 41,100          673,012
First Security Corp. (UT)                                     648,000       23,085,000
First Source Corp. (IN)                                       103,751        2,412,211
First State Bancorp. (NM) +                                   107,500        1,491,562
First Tennessee National Corp. (TN)                         1,456,800       63,188,700
First Western Bancorp., Inc. (PA)                             132,500        4,306,250
Firstar Corp. (WI)                                            995,000       29,352,500
Firstbank of Illinois Co. (IL)                                155,775        5,763,675
F.N.B Corp. (PA)                                              195,275        4,686,595
FNB Rochester Corp. (NY) +                                    201,237        2,477,731
Franklin Bank, NA (MI)                                         89,075        1,213,647
Fulton Financial Corp. (PA)                                   197,025        5,073,394
Grand Premier Financial, Inc. (IL)                            184,118        2,002,283
Greater Bay Bancorp. (CA)                                      26,959          711,044
Hancock Holding Co. (MS)                                      303,700       12,451,700
Harleysville National Corp. (PA)                               41,500        1,141,250
Hibernia Corp. (Class A) (LA)                               1,345,600       17,324,600
HUBCO, Inc. (NJ)                                              710,064       17,485,326
Huntington Bancshares, Inc. (OH)                              316,975        9,073,409
Imperial Bancorp.* (CA)                                       266,100        6,253,350
Independent Bank Corp. (MA) +                                 804,000        8,040,000
Interchange Financial Services
Corp. (NJ)                                                    210,750        3,925,219
Keystone Financial, Inc. (PA)                                  33,500          854,250
Liberty Bancorp., Inc. (OK)                                    15,000          742,500
LSB Bancshares, Inc. (NC)                                      13,408          254,752
Magna Group, Inc. (MO)                                        560,000       17,290,000
Mainstreet Bankgroup, Inc. (VA)                               203,700        3,870,300
Marshall & Ilsley Corp. (WI)                                  501,480       19,244,295
Mercantile Bancorp., Inc. (MO)                                796,999       46,225,942
Mercantile Bankshares Corp. (MD)                              432,500       15,894,375
Merchants Bancorp., Inc. (IL)                                  55,800        2,036,700
MetroBanCorp. (IN)                                             75,000          525,000
Michigan Financial Corp. (MI)                                  61,552        1,408,002
Mississippi Valley Bancshares,
Inc. (MO)                                                      92,000        3,910,000
National City Bancshares, Inc. (IN)                            76,899        2,479,993
National City Corp. (OH)                                      818,646       39,908,993
North Fork Bancorp., Inc. (NY)                              1,445,709       57,286,219
North Valley Bancorp. (CA)                                     76,600        2,058,625
Old Kent Financial Corp. (MI)                                 674,598       34,235,849
One Valley Bancorp., Inc. (WV)                                206,085        7,908,512
Pacific Bank N.A. * (CA)                                       66,923        2,267,017
Pacific Century Financial Corp. (HI)                          740,450       31,654,237
Peoples Bank Corp. of Indianapolis (IN)                        24,000        1,050,000
Pinnacle Financial Services, Inc. (MI)                        120,000        3,120,000
Premier Bankshares Corp. (VA)                                 113,333        2,974,991
Premier Financial Bancorp., Inc. (KY)                          35,000          529,375
Princeton National Bancorp., Inc. (IL)                         64,500        1,193,250
Provident Bancorp., Inc. (OH)                                 219,375        8,555,625
Provident Bankshares Corp. (MD)                               259,900        9,161,475
Regions Financial Corp. (AL)                                  473,240       26,856,370
Republic Bancorp., Inc. (MI)                                   96,691        1,281,156
Republic New York Corp. (NY)                                  599,600       54,938,350
Riggs National Corp. (DC)                                     385,000        7,122,500
SC Bancorp. (CA)                                              219,051        2,601,231
Seacoast Banking Corp. (Class A) (FL)                         140,300        3,560,113
Signet Banking Corp. (VA)                                     870,600       26,879,775
Silicon Valley Bancshares * (CA)                              180,000        6,300,000
Simmons First National Corp.
(Class A) (AR)                                                283,500        7,672,219
Southern National Corp. (NC)                                1,722,963       67,626,298
Southtrust Corp. (AL)                                       1,015,600       37,958,050
Southwest Bancorp., Inc. (OK)                                 130,500        2,936,250
State Financial Services Corp.
(Class A) (WI)                                                 90,120        1,768,605
State Street Corp. (MA)                                       235,000       18,506,250
Sterling Bancshares, Inc. (TX)                                241,088        3,646,448
Summit Bancorp. (NJ)                                        1,540,424       71,629,712
Surety Capital Corp. * (TX)                                   120,000          630,000
Susquehanna Bancshares, Inc. (PA)                             437,175       14,645,363
Synovus Financial Corp. (GA)                                  286,200        6,940,350
Texas Regional Bancshares, Inc.
(Class A) (TX)                                                212,500        7,225,000
Trans Financial, Inc. (KY)                                    105,000        2,441,250
TransWorld Bancorp. * (CA)                                     25,000          450,000
TriCo Bancshares (CA)                                         203,050        4,543,244
Trustmark Corp. (MS)                                          132,000        3,333,000
UnionBanCal Corp. (CA)                                        736,800       42,181,800
Union Planters Corp. (TN)                                   1,990,239       88,814,415
United Carolina Bancshares, Inc. (NC)                          62,600        2,738,750
US Bancorp. (OR)                                            1,353,527       77,320,230
USBANCORP., Inc. (PA)                                          60,500        2,737,625
UST Corp. (MA)                                                300,000        5,625,000
U.S. Trust Corp. (NY)                                          75,000        3,300,000
Vectra Banking Corp. * (CO) +                                 185,000        3,538,125
Vermont Financial Services Corp. (VT) +                       389,200       15,470,700
Wells Fargo & Co. (CA)                                        321,966       85,884,430
Westamerica Bancorp. (CA)                                     202,800       13,232,700
West Coast Bancorp. (OR)                                       93,437        2,102,333
Whitney Holding Corp. (LA)                                    426,300       15,453,375
Zions Bancorp. (UT)                                           135,200       17,102,800
                                                                       ---------------
                                                                         2,024,283,933
                                                                       ---------------

Thrifts (18.91%)
Acadiana BancShares, Inc. (LA)                                 35,000          630,000
Afsala Bancorp., Inc. (NY)                                     60,000          810,000
ALBANK Financial Corp. (NY)                                    87,500        3,193,750
Ahmanson (H.F.) & Co. (CA)                                  1,200,000       45,750,000
Ambanc Holding Co., Inc. * (NY) +                             250,000        3,406,250
American Federal Bank, FSB (SC)                               398,500       11,556,500
American National Bancorp., Inc. (MD)                         142,300        2,045,562
Andover Bancorp Inc. (MA)                                      75,000        2,043,750
Astoria Financial Corp. (NY)                                  550,000       21,518,750
Avondale Financial Corp. * (IL)                                20,000          255,000
Bank Plus Corp. * (CA)                                        763,644        7,540,984
Bank United Corp. (Class A) (TX)                              263,600        8,039,800
BankUnited Financial Corp.
(Class A) (FL)                                                 82,000          738,000
Bay View Capital Corp. (CA) +                                 378,700       18,390,619
Bedford Bancshares, Inc. (VA)                                  30,000          581,250
Big Foot Financial Corp. * (IL)                                15,000          223,125
BostonFed Bancorp., Inc. (MA) +                               325,700        4,966,925
California Financial Holding Co. (CA)                         191,000        5,574,812
Calumet Bancorp., Inc. * (IL) +                               138,000        4,864,500
Camco Financial Corp. (OH)                                     20,247          354,322
Cameron Financial Corp. (MO)                                  125,000        2,062,500
Capital Savings Bancorp., Inc. (MO)                            51,502          675,964
Catskill Financial Corp. (NY)                                 225,000        3,234,375
CB Bancorp., Inc. * (IN) +                                     72,870        2,400,156
CCF Holding Co. (GA) +                                         44,700          723,581
CENFED Financial Corp. (CA)                                   172,150        4,906,275
CFX Corp. (NH)                                                 69,462        1,128,757
Charter Financial, Inc. (IL)                                   70,000        1,242,500
Charter One Financial, Inc. (OH)                              795,300       35,390,850
Chester Bancorp, Inc. (IL)                                     40,000          592,500
Coast Savings Financial * (CA)                                331,100       13,326,775
Coastal Bancorp., Inc. (TX)                                   115,000        2,731,250
Collective Bancorp., Inc. (NJ) +                            1,369,900       55,994,662
Commercial Federal Corp. (NE) +                             1,127,200       37,761,200
Commonwealth Bancorp., Inc. (PA)                              301,873        4,339,424
Crazy Woman Creek Bancorp.,
Inc. (WY) +                                                    51,700          685,025
CSB Financial Group, Inc. * (IL) +                             50,000          581,250
Damen Financial Corp. (IL)                                     45,000          630,000
Dime Bancorp., Inc. (NY)                                    1,522,500       24,550,312
Dime Community Bancorp., Inc. * (NY)                          335,000        5,925,312
Dime Financial Corp. (CT)                                      50,000          943,750
D & N Financial Corp. * (MI)                                   50,000          868,750
Eagle Bancshares, Inc. (GA)                                   174,000        2,784,000
Eastern Bancorp, Inc. (NH)                                      5,000          123,750
East Texas Financial Services, Inc. (TX)                       44,000          770,000
Elmira Savings Bank (NY)                                       34,950          725,212
Falmouth Co-Operative Bank (MA)                                55,000          783,750
Fed One Bancorp., Inc. (WV)                                    15,000          277,500
Fidelity Financial of Ohio (OH)                                80,000        1,060,000
Financial Bancorp., Inc. (NY)                                  45,000          736,875
Firstbank Corp. (MI)                                           49,835        1,968,482
First Bankshares, Inc. (MO)                                    48,000          954,000
First Bell Bancorp., Inc. (PA)                                120,000        1,755,000
First Colorado Bancorp., Inc. (CO)                            645,000       10,320,000
First Defiance Financial Corp. (OH)                           422,200        5,383,050
First Federal Bancorp. * (MN) +                                56,000        1,015,000
First Federal Bancshares of Arkansas,
Inc. (AR)                                                     110,000        1,980,000
First Federal Capital Corp. (WI)                              103,945        2,754,542
First Financial Corp. (WI)                                    509,537       13,439,038
First Financial Corp. of Western
Maryland (MD)                                                  90,500        2,901,656
First Financial Holdings Inc. (SC)                             80,000        1,980,000
First Independence Corp. (KS) +                                71,000          781,000
First Indiana Corp. (IN)                                       61,748        1,157,775
First Keystone Financial, Inc. (PA)                            18,000          387,000
First Mutual Bancorp., Inc. (IL) +                            238,000        3,332,000
First Republic Bancorp., Inc. * (CA)                          254,162        5,305,632
First Savings Bank of Washington
Bancorp., Inc. (WA)                                           120,000        2,520,000
First Southern Bancshares (AL)                                 35,000          446,250
Flagstar Bancorp, Inc. * (MI)                                 450,000        5,906,250
Flushing Financial Corp. (NY)                                 105,000        1,942,500
FMS Financial Corp. (NJ)                                       24,000          471,000
Fort Bend Holding Corp. (TX)                                   39,000        1,023,750
Fort Thomas Financial Corp. (KY)                               60,000          630,000
Frankfort First Bancorp. (KY)                                 145,000        1,431,875
GA Financial, Inc. (PA)                                       420,000        6,615,000
Glendale Federal Bank * (CA)                                  851,900       21,191,012
Golden West Financial Corp. (CA)                              100,000        6,500,000
Greater New York Savings Bank (NY)                            100,000        1,837,500
Great Western Financial Corp. (CA)                            675,000       28,350,000
GreenPoint Financial Corp. (NY)                             1,642,000       90,925,750
Harbor Federal Bancorp., Inc. (MD) +                          115,000        1,897,500
HF Financial Corp. (SD) +                                     150,000        2,925,000
Highland Federal Bank * (CA)                                   90,500        1,991,000
HMN Financial, Inc.* (MN)                                     110,000        2,117,500
Home Bancorp of Elgin Inc. (IL)                                65,000          975,000
Home Federal Bancorp. (IN)                                    133,600        3,373,400
IBS Financial Corp. (NJ)                                       63,250          940,844
Indiana Federal Corp. (IN)                                     25,000          615,625
Industrial Bancorp., Inc. (OH)                                150,000        1,893,750
InterWest Bancorp, Inc. (WA)                                   87,500        2,493,750
ISB Financial Corp. (LA)                                      350,000        7,875,000
Kankakee Bancorp., Inc. (IL)                                   31,020          868,560
Kentucky First Bancorp., Inc. (KY)                             65,000          719,063
Klamath First Bancorp., Inc. (OR)                             400,000        7,100,000
Landmark Bancshares, Inc. (KS) +                              100,000        1,962,500
Life Bancorp., Inc. (VA)                                      100,000        1,862,500
Little Falls Bancorp., Inc. (NJ)                              125,000        1,640,625
Logansport Financial Corp. (IN) +                             117,500        1,556,875
Long Island Bancorp., Inc. (NY)                               845,800       28,757,200
MAF Bancorp., Inc. (IL)                                       278,553       11,002,844
Marion Capital Holdings, Inc. (IN)                             72,500        1,590,469
Marshalltown Financial Corp. * (IA)                            20,000          305,936
MASSBANK Corp. (MA)                                            57,300        2,295,581
MFB Corp. (IN) +                                               90,000        1,732,500
Medford Savings Bank (MA)                                      87,500        2,264,063
Mid Continent Bancshares, Inc. (KS)                            13,500          347,625
Midwest Federal Financial Corp. (WI)                           15,000          305,625
Mississippi View Holding Co. (MN) +                            70,000        1,023,750
ML Bancorp, Inc. (PA)                                         235,000        3,818,750
Monterey Bay Bancorp., Inc. (CA)                               65,000        1,056,250
MSB Bancorp., Inc. (NY)                                        15,000          264,375
New Hampshire Thrift Bancshares,
Inc. (NH)                                                      40,000          590,000
North Central Bancshares, Inc. (IA)                           115,000        1,804,063
Northeast Indiana Bancorp., Inc. (IN) +                        94,500        1,323,000
NS & L Bancorp. (MO)                                           35,000          590,625
Ocean Financial Corp. (NJ)                                    120,000        3,547,500
PALFED, Inc. (SC)                                             233,600        3,854,400
Pamrapo Bancorp., Inc. (NJ)                                   120,000        2,250,000
Park Bancorp, Inc. * (IL)                                      25,000          364,063
Patriot Bank Corp. (PA)                                       180,000        2,812,500
Peekskill Financial Corp. (NY)                                162,000        2,187,000
Pennfirst Bancorp., Inc. (PA)                                 142,090        1,918,215
Peoples Heritage Financial Group,
Inc. (ME)                                                     908,450       28,502,619
Permanent Bancorp., Inc. (IN)                                  60,000        1,395,000
PFF Bancorp., Inc. * (CA)                                     750,000       10,687,500
Piedmont Bancorp., Inc. (NC)                                   20,000          212,500
Pittsburgh Home Financial Corp. (PA)                           90,000        1,327,500
Portsmouth Bank Shares, Inc. (NH)                              75,000        1,106,250
Potters Financial Corp. (OH)                                   25,000          506,250
Prestige Bancorp. Inc. (PA) +                                  82,000        1,296,625
Primary Bank * (NH)+                                          110,250        2,618,438
Progress Financial Corp. (PA)                                  32,500          278,281
Provident Financial Holdings, Inc. * (CA)                      30,000          457,500
PVF Capital Corp. * (OH)                                       27,225          503,663
QCF Bancorp., Inc. * (MN)                                      70,000        1,382,500
Quaker City Bancorp., Inc. * (CA)                              75,000        1,350,000
RCSB Financial, Inc. (NY)                                     550,000       16,362,500
River Bank America * (NY)                                     220,000        1,485,000
River Valley Bancorp. * (IN)                                   15,000          219,375
Roosevelt Financial Group, Inc. (MO)                        1,933,123       44,945,110
SIS Bancorp Inc. (MA)                                         142,500        3,705,000
Skaneateles Bancorp, Inc. (NY)                                 46,100          852,850
SFS Bancorp., Inc. (NY) +                                      74,000        1,276,500
Sobieski Bancorp., Inc. (IN) +                                 40,000          580,000
Southern Banc Co., Inc. (AL)                                   55,500          790,875
Southern Financial Bancorp., Inc. (VA)                         64,098          857,311
Southern Missouri Bancorp., Inc. (MO)                          80,000        1,270,000
South Street Financial Corp. (NC)                              55,000          886,875
Sovereign Bancorp., Inc. (PA)                                 311,832        3,819,942
St. Paul Bancorp., Inc. (IL)                                  323,250        8,848,969
Standard Federal Bancorp. (MI)                                341,800       20,123,475
Standard Financial, Inc. (IL)                                 125,000        2,859,375
Statewide Financial Corp. (NJ)                                220,000        3,423,750
Sterling Financial Corp. * (WA)                               261,877        4,124,563
Tappan Zee Financial, Inc. (NY) +                              87,500        1,389,063
TCF Financial Corp. (MN)                                      526,826       21,534,013
Teche Holding Co. (LA)                                         81,000        1,306,125
TeleBanc Financial Corp. * (VA)                               100,000        1,300,000
Texarkana First Financial Corp. (AR) +                        124,800        2,152,800
TF Financial Corp (PA)                                         50,000          856,250
TR Financial Corp (NY)                                         50,000        1,856,250
Virginia First Financial Corp. (VA)                           260,000        3,510,000
Washington Bancorp. * (IA)                                     25,000          359,375
Washington Federal, Inc. (WA)                                 791,335       18,992,040
Washington Mutual, Inc. (WA)                                  772,483       38,141,348
Webster Financial Corp. (CT)                                  110,000        4,076,875
WesterFed Financial Corp. (MT) +                              287,426        5,353,309
WSFS Financial Corp. * (DE)                                   194,400        2,344,950
York Financial Corp. (PA)                                      55,000        1,003,750
                                                                       ---------------
                                                                           966,692,286
                                                                       ---------------
Other - Financial (4.75%)
Alex Brown, Inc.                                              421,500       27,134,062
Ambassador Apartments, Inc.                                    70,000        1,706,250
Apartment Investment &
Management Co. (Class A)                                      145,000        4,023,750
Associates First Capital Corp. (Class A)                      172,000        8,815,000
Beacon Properties Corp.                                       180,000        5,557,500
Cali Realty Corp.                                             127,000        3,746,500
Capital One Financial Corp.                                   798,100       28,831,362
CapMAC Holdings, Inc.                                          25,000          650,000
CB Commercial Real Estate Services
Group, Inc. *                                                 140,000        2,940,000
ContiFinancial Corp. *                                         36,000        1,035,000
Delta Financial Corp. *                                       120,200        1,622,700
Donaldson Lufkin & Jenrette, Inc.                              30,000        1,293,750
Edwards (A.G.), Inc.                                          105,000        3,675,000
Enhance Financial Services Group, Inc.                        115,000        4,427,500
EVEREN Capital Corp.                                           39,500          933,187
Fannie Mae                                                    305,000       12,543,125
Financial Federal Corp. *                                      44,400          749,250
Financial Security Assurance
Holdings Ltd.                                                  60,000        1,942,500
First USA, Inc.                                               305,000       14,678,125
First USA Paymentech, Inc. *                                   34,700          837,137
First Washington Realty Trust, Inc.                            79,470        1,857,611
Healthcare Financial Partners, Inc. *                          44,500          534,000
Highwood Properties, Inc.                                      85,000        2,645,625
HomeSide, Inc. *                                              200,000        3,200,000
IMC Mortgage Co. *                                             49,400          555,750
Imperial Credit Industries, Inc.*                              89,200        1,298,975
Innkeepers USA Trust                                          100,000        1,400,000
Interra Financial, Inc.                                        39,700        1,454,013
Interstate/Johnson Lane, Inc.                                  32,300          565,250
Investors Financial Services Corp.                             40,000        1,400,000
ITLA Capital Corp. *                                          245,600        3,530,500
Legg Mason, Inc.                                               30,200        1,434,500
Lehman Brothers Holdings, Inc.                                185,000        6,266,875
Lomas Financial Corp. *                                       180,000            2,813
Matrix Capital Corp. *                                         89,500        1,018,063
McDonald & Co., Investments                                    74,200        2,671,200
Morgan Keegan, Inc.                                            37,800          685,125
Nationwide Financial Services, Inc.
(Class A) *                                                    61,000        1,616,500
Old Guard Group, Inc. *                                        28,000          388,500
Penncorp Financial Group, Inc.                                111,000        3,815,625
PMC Capital, Inc.                                              25,000          321,875
Prentiss Properties Trust                                     216,500        5,114,813
Prime Retail, Inc.                                            390,431        4,733,976
Raymond James Financial, Inc.                                 105,050        2,455,544
Salomon, Inc.                                                 175,000        8,750,000
Sirrom Capital Corp.                                          226,600        7,052,925
Southern Pacific Funding Corp. *                              146,900        1,560,813
Student Loan Marketing Assn.                                  232,000       27,434,000
Travelers Property Casualty Corp.
(Class A)                                                     138,500        4,674,375
Trenwick Group, Inc.                                          199,500        6,508,688
Ugly Duckling Corp. *                                         490,500        6,928,313
Union Acceptance Corp. (Class A) *                             51,200          537,600
WFS Financial, Inc. *                                         197,450        2,320,038
Willis Lease Finance Corp. *                                   79,000          829,500
                                                                       ---------------
                                                                           242,705,083
                                                                       ---------------

Banks - Foreign (0.06%)
Royal Bank of Canada (Canada)                                  50,000        1,993,750
Toronto Dominion Bank (Canada)                                 40,000        1,130,000
                                                                       ---------------
                                                                             3,123,750
                                                                       ---------------

WARRANTS (0.09%)
Carnegie Bancorp. * (NJ)                                       29,000          117,813
Glendale Federal Savings Bank *
(CA)                                                          310,000        4,262,500
                                                                       ---------------
                                                                             4,380,313
                                                                       ---------------

OTHER (0.01%)
California Federal Bank * (CA)
Contingent Litigation Participation Int.                       10,833          166,557
California Federal Bank * (CA)
Secondary Contingent Litigation
  Participation Int.                                            5,833           90,418
                                                                       ---------------
                                                                               256,975
                                                                       ---------------

                      TOTAL COMMON STOCKS,
                        WARRANTS AND OTHER
                     (Cost $2,881,476,401)                    (82.09%)  $4,195,554,896
                                                             --------  ---------------
PREFERRED STOCKS
BankUnited Financial, 8.00% (FL)                               28,000      $   441,000
California Federal Bank, 11.50% (CA)                           30,000        3,412,500
California Federal Bank, Ser B,
10.625% (CA)                                                   13,333        1,439,131
Chevy Chase Pref. Capital Corp. Ser A,
10.375% (MD)                                                   18,000          888,750
Chevy Chase Savings, 13.00% (MD)                               50,000        1,475,000
Community Bank, Ser B, 13.00%
(CA) +                                                         40,000        1,080,000
CRIIMI MAE, Inc. Ser B, 10.875% (MD)                           15,000          530,625
Fidelity Federal Bank, Ser A,
12.00% (CA)                                                    40,000        1,100,000
FirstFederal Financial Corp., Ser A,
7.00% (OH)                                                     10,000          883,750
First Preferred Cap I, 9.25% (MO)                             100,000        2,587,500
First Source Capital Trust I,
9.00% (IN) +                                                   40,000        1,010,000
First Source Capital Trust II, 7.495% (IN)**                   40,000        1,000,000
First Washington Realty Trust, Ser A,
9.75% (MD)                                                    113,498        3,305,629
Glendale Federal Bank, Ser E,
8.75% (CA)                                                    100,000        6,162,500
IFC Capital Trust I, 9.25% (IN) +                             160,000        4,160,000
Prime Retail, Inc., Ser B, 8.50% (MD)                          19,105          441,803
Riggs National Corp., Ser B,
10.75% (DC)                                                    64,300        1,808,438
Roosevelt Financial Group, Inc. Ser F,
6.50% (MO)                                                     16,000        1,364,000
Southwest Bancorp., Inc. Ser A,
9.20% (OK)                                                     20,000          507,500
Walden Residential, Ser B, 9.16% (TX)                          56,000        1,414,000
                                                                       ---------------
                    TOTAL PREFERRED STOCKS
                        (Cost $28,700,931)                     (0.68%)     $35,012,126
                                                             --------  ---------------

                                              INTEREST     PAR VALUE        MARKET
                                                RATE     (000'S OMITTED)     VALUE
                                            ------------  -------------   ------------
BONDS
BFC Capital Trust I (R)
Capital Securities Ser A
1/15/27                                            9.650%       1,000          985,000
BankUnited Capital (R)
Trust Pref Sec, Ser A
12/31/26                                           10.250       2,000        1,940,000
Imperial Capital Trust I, (R)
Capital Securities
12/31/26                                            9.980       1,500        1,486,875
Norwest Corp.,
Sr Note 8-15-97                                     6.000         700          700,448
Sierra Tahoe Bancorp
Conv Sub Deb 02-01-04                               8.500         500          875,000
Susquehanna Bancshares, Inc.
Conv Sub Deb 02-01-05                               9.000       2,000        2,130,080
                                                                       ---------------
                                              TOTAL BONDS
                                        (Cost $7,622,097)      (0.16%)      $8,117,403
                                                             --------  ---------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.80%)
Investment in joint repurchase
agreement transaction with
Aubrey G. Lanston & Co.
Dated 4-30-97, Due 5-01-97
(Secured by U.S. Treasury Bills,
5.370% thru 5.780% Due 8-21-97
thru 3-05-98, U.S. Treasury
Bonds, 7.125% thru 11.250%
Due 2-15-15 thru 2-15-23,
U.S. Treasury Notes, 5.125%
thru 7.750%, Due 8-31-98
thru 5-15-05) - Note A                             5.375%    $245,074     $245,074,000
                                                                       ---------------
Short-Term Notes (12.65%)
American General Financial
Service due 03-01-98                                7.250      10,000       10,074,200
American Honda Finance
Corp. due 05-14-97                                  5.340      10,000        9,980,716
American Honda Finance
Corp. due 06-11-97                                  5.400      25,000       24,846,250
Associates Corp.
due 02-01-98                                        6.125         205          204,848
Bear Stearns Cos., Inc.,
due 05-02-97                                        5.560      16,000       15,997,529
Bear Stearns Cos., Inc.,
due 05-07-97                                        5.540      27,000       26,975,070
Bear Stearns Cos., Inc.,
due 05-21-97                                        5.520      25,000       24,923,333
Bear Stearns Cos., Inc.,
due 05-21-97                                        5.530      25,000       24,923,195
Countrywide Home Loans
due 05-22-97                                        5.540      25,000       24,919,208
Countrywide Home Loans
due 07-31-97                                        6.570       4,000        4,004,840
Countrywide Home Loans
due 08-04-97                                        6.570       5,500        5,505,940
Federal Farm Credit Bank
due 05-01-97                                        6.580       1,000        1,002,679
Federal Home Loan Bank
due 05-19-97                                        6.430       4,000        4,003,750
Federal Home Loan Bank
due 11-05-97                                        5.775       5,000        4,989,850
Federal Home Loan Bank
due 11-12-97                                        5.800       7,700        7,685,524
Federal Home Loan Bank
due 03-17-98                                        5.815         500          499,685
Federal Home Loan Bank
due 03-17-98                                        5.580      50,000       50,000,000
Federal Home Loan Bank
due 03-17-98                                        5.875      25,000       25,000,000
Federal Home Loan Bank
due 03-24-98                                        5.910      10,000       10,000,000
Federal Home Loan Bank
due 04-02-98                                        5.910      27,550       27,532,644
Federal Home Loan Bank
due 04-14-98                                        6.105      25,000       25,000,000
Federal National Mortgage
Assn, due 06-17-97                                  6.200       1,650        1,654,455
Ford Motor Credit Co.,
due 12-01-97                                        8.000      11,000       11,112,530
General Motors Acceptance
Corp. due 05-22-97                                  7.350       2,000        2,017,400
General Motors Acceptance
Corp. due 06-03-97                                  5.350      25,000       24,877,396
General Motors Acceptance
Corp. due 06-12-97                                  5.380      25,000       24,843,083
General Motors Acceptance
Corp. due 06-16-97                                  5.420      25,000       24,826,861
General Motors Acceptance
Corp. due 12-22-97                                  5.700       1,000          996,910
Goldman Sachs Group, L.P.
due 05-21-97                                        5.280      25,000       24,926,667
Goldman Sachs Group, L.P.
due 10-15-97                                        7.800       1,600        1,611,264
Heller Financial
due 05-12-97                                        5.550      25,000       24,957,604
Heller Financial
due 05-16-97                                        5.610      10,000        9,976,625
Heller Financial
due 05-19-97                                        5.570      25,000       24,930,375
Heller Financial
due 05-23-97                                        5.580      25,000       24,914,750
International Business
Machines due 05-07-97                               5.530      13,850       13,837,235
International Lease Finance
due 01-15-98                                        8.125      17,000       17,225,420
Merrill Lynch & Co., Inc.
due 06-02-97                                        5.290      25,000       24,882,444
PNC Bank,
due 05-20-97                                        5.490      25,000       24,927,563
Sears Roebuck Acceptance
Corp. due 03-02-98                                  7.400       1,000        1,008,520
Student Loan Mortgage Assn.
due 04-07-98                                        6.000      10,000       10,000,000
Unifunding
due 06-10-97                                        5.350      25,000       24,851,389
                                                                       ---------------
                    TOTAL SHORT-TERM NOTES
                       (Cost $646,574,634)                                 646,447,752
                                                                       ---------------
                          TOTAL SHORT-TERM
                               INVESTMENTS                    (17.44%)     891,521,752
                                                             --------  ---------------
                         TOTAL INVESTMENTS                   (100.38%)  $5,130,206,177
                                                             ========  ===============

*   Non-income producing security.

**  Variable rate as of April 30, 1997.

+   Denotes an affiliated Company which the Fund has ownership of at least 5% of the voting securities
    (See Note D).

(R) These Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,411,875 as of April 30, 1997.

See Note A of the Notes to Financial Statements for valuation policy.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust II (the "Trust") (formerly Freedom Investment Trust) is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Regional Bank Fund (the "Fund"), John Hancock Disciplined Growth Fund and John Hancock Financial Industries Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term capital appreciation by investing primarily in the stocks of regional banks and financial lending institutions.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended April 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and
(b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. For the period ended April 30, 1997, JH Funds received net sales charges of $11,566,276 with regard to sales of Class A shares. Out of this amount, $1,813,580 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $9,090,700 was paid as sales commissions to unrelated broker-dealers, and $661,996 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase are subject to a contingent-deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, the contingent-deferred sales charges received by JH Funds amounted to $3,498,298.

In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and officers of the Adviser, and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investments to cover the defined compensation liability and unrealized appreciation $1,976.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1997, aggregated $1,111,310,247, and $93,746,696, respectively. There were no purchases or sales of obligations of the U.S. government during the period ended April 30, 1997.

The cost of investments owned at April 30, 1997 (including the short-term investments) for Federal income tax purposes was $3,809,448,063. Gross unrealized appreciation and depreciation of investments aggregated $1,332,250,270 and $11,492,156, respectively, resulting in net unrealized appreciation of $1,320,758,114.


NOTE D --
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

A summary of the Fund's transactions in the securities of these issuers during the period ended April 30, 1997 is set forth below.


                                               ACQUISITIONS                   DISPOSITIONS
                           BEGINNING    --------------------------------------------------------
                             SHARE          SHARE                         SHARE
AFFILIATE                   AMOUNT         AMOUNT          COST          AMOUNT          COST
------------------------------------------------------------------------------------------------
Ambanc Holding
Co., Inc.                      205,000         45,000       $590,625           --            $--
BancFirst Corp.                302,100         26,000        749,125           --             --
Banknorth Group, Inc.          386,500         30,000      1,220,000           --             --
Bay View Capital Corp.         294,000        109,700      5,327,481         25,000        821,750
BostonFed Bancorp., Inc.       325,700           --             --             --             --
Calumet Bancorp., Inc.         138,000           --             --             --             --
CB Bancorp., Inc.               57,870         15,000        502,500           --             --
CCF Holding Co.                 49,000           --             --            4,300         49,450
Collective
Bancorp., Inc.               1,242,900        127,000      4,389,875           --             --
Commercial
Federal Corp.                  360,200        767,000*    19,251,996           --             --
Community Bank,
Ser B, 13.00%                   40,000           --             --             --             --
Crazy Woman Creek
Bancorp., Inc.                  50,000         21,700        284,813         20,000        262,500
CSB Financial Group, Inc        50,000           --             --             --             --
F.N.B. Rochester Corp.         168,737         32,500        445,939           --             --
First Federal Bancorp.          42,000         14,000        252,000           --             --
First Independence Corp.        35,500        35,500*           --             --             --
First Mutual Bancorp., I       185,000         83,000      1,297,750         30,000        382,500
First Source Capital
Trust I, 9.00%                    --           40,000      1,000,000           --             --
First State Bancorp.            87,500         20,000        314,375           --             --
Harbor Federal
Bancorp., Inc.                  80,000         35,000        608,125           --             --
HF Financial Corp.             150,000           --             --             --             --
IFC Capital Trust I, 9.2          --          160,000      4,000,000           --             --
Independent Bank Corp.         480,000        324,000      3,260,500           --             --
Landmark Bancshares, Inc       100,000           --             --             --             --
Logansport Financial Cor        50,000         67,500        818,438           --             --
MFB Corp.                      100,000           --             --           10,000        152,500
Mississippi View
Holding Co.                     40,000         30,000        408,750           --             --
Northeast Indiana
Bancorp., Inc.                  55,000         60,000        817,500         20,500        279,313
Prestige Bancorp Inc.           40,000         42,000        583,000           --             --
Primary Bank                    80,000         30,250        512,783           --             --
SFS Bancorp., Inc.              45,000         49,000        784,000         20,000        320,000
Sobieski Bancorp., Inc.         40,000           --             --             --             --
Tappan Zee Financial, In        67,500         30,000        442,500         10,000        121,250
Texarkana First
Financial Corp.                 96,800         28,000        462,000           --             --
Vectra Banking Corporati        50,000        135,000      2,480,625           --             --
Vermont Financial
Services Corp.                 359,200         30,000      1,064,376           --             --
WesterFed Financial Corp       230,000         57,426*          --             --             --
                                                        ------------                  ------------
                                                         $51,869,077                    $2,389,263
                                                        ============                  ============
                               ENDING
                               SHARE         REALIZED       DIVIDEND       ENDING
AFFILIATE                      AMOUNT       GAIN (LOSS)      INCOME        VALUE
-----------------------------------------------------------------------------------
Ambanc Holding
Co., Inc.                      250,000          $--            $--       $3,406,252
BancFirst Corp.                328,100           --           61,720      9,350,850
Banknorth Group, Inc.          416,500           --          217,410     17,701,250
Bay View Capital Corp.         378,700        453,208        107,632     18,390,619
BostonFed Bancorp., Inc.       325,700           --           16,285      4,966,925
Calumet Bancorp., Inc.         138,000           --             --        4,864,500
CB Bancorp., Inc.               72,870           --             --        2,400,156
CCF Holding Co.                 44,700         14,513         22,350        723,581
Collective
Bancorp., Inc.               1,369,900           --          664,450     55,994,662
Commercial
Federal Corp.                1,127,200           --          125,615     37,761,200
Community Bank,
Ser B, 13.00%                   40,000           --           65,000      1,080,000
Crazy Woman Creek
Bancorp., Inc.                  51,700          5,000         12,170        685,025
CSB Financial Group, Inc        50,000           --             --          581,250
F.N.B. Rochester Corp.         201,237           --            8,437      2,477,731
First Federal Bancorp.          56,000           --             --        1,015,000
First Independence Corp.        71,000           --            7,988        781,000
First Mutual Bancorp., I       238,000         53,750         33,040      3,332,000
First Source Capital
Trust I, 9.00%                  40,000           --             --        1,010,000
First State Bancorp.           107,500           --            4,375      1,491,562
Harbor Federal
Bancorp., Inc.                 115,000           --           19,500      1,897,500
HF Financial Corp.             150,000           --           27,000      2,925,000
IFC Capital Trust I, 9.2       160,000           --             --        4,160,000
Independent Bank Corp.         804,000           --          100,245      8,040,000
Landmark Bancshares, Inc       100,000           --           10,000      1,962,500
Logansport Financial Cor       117,500           --           16,750      1,556,875
MFB Corp.                       90,000         37,500         16,000      1,732,500
Mississippi View
Holding Co.                     70,000           --            3,200      1,023,750
Northeast Indiana
Bancorp., Inc.                  94,500         18,803          9,200      1,323,000
Prestige Bancorp Inc.           82,000           --            2,310      1,296,625
Primary Bank                   110,250           --             --        2,618,438
SFS Bancorp., Inc.              74,000          9,989          2,700      1,276,500
Sobieski Bancorp., Inc.         40,000           --            2,800        580,000
Tappan Zee Financial, In        87,500         17,500          7,750      1,389,063
Texarkana First
Financial Corp.                124,800           --           24,930      2,152,800
Vectra Banking Corporati       185,000           --             --        3,538,125
Vermont Financial
Services Corp.                 389,200           --          233,520     15,470,700
WesterFed Financial Corp       287,426           --           44,850      5,353,309
                                         ------------   ------------   ------------
                                             $610,263     $1,867,227   $226,310,246
                                         ============   ============   ============

*Shares reflect merger activity or stock split.




NOTES

John Hancock Funds - Regional Bank Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



NOTES

John Hancock Funds - Regional Bank Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Regional Bank Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


A recycled logo in lower left hand corner with the caption "Printed on
Recycled Paper."                                           010SA 4/97
                                                                 6/97